Exhibit 99.2

Financial Supplement

Financial Information
as of September 30, 2008
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
September 30, 2008

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com

Website:

www.platinumre.com

Publicly Traded Equity Securities:

Common Shares (NYSE: PTP)

Preferred Shares (NYSE: PTP.A)

Note on Non-GAAP Financial Measures:
In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forwarding-Looking Statements:
Management believes certain statements in this financial supplement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import.  Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change.  These uncertainties and risks include, but are not limited to, conducting operations in a competitive environment; our ability to maintain our A.M. Best Company, Inc. rating; significant weather-related or other natural or man-made disasters over which the Company has no control; the effectiveness of our loss limitation methods and pricing models; the adequacy of the Company's liability for unpaid losses and loss adjustment expenses; the availability of retrocessional reinsurance on acceptable terms; our ability to maintain our business relationships with reinsurance brokers; general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged U.S. or global economic downturn or recession; the cyclicality of the property and casualty reinsurance business; market volatility and interest rate and currency exchange rate fluctuation; tax, regulatory or legal restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion.  As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation  to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
September 30, 2008

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Consolidated Statements of Operations and Comprehensive Income - Summary	4
b. Consolidated Statements of Operations and Comprehensive Income - by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share - Summary	6
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Statements of Cash Flows - Summary	9
b. Condensed Statements of Cash Flows - by Quarter	10

Segment Data:
a. Segment Reporting - Three Month Summary	11
b. Segment Reporting - Nine Month Summary	12
c. Property and Marine Segment - by Quarter	13
d. Casualty Segment - by Quarter	14
e. Finite Risk Segment - by Quarter	15

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	16
b. Premiums by Line of Business - Three Month Summary	17
c. Premiums by Line of Business - Nine Month Summary	18

Other Company Data:
a. Key Ratios, Share Data, Ratings	19

Investments:
a. Investment Portfolio	20
b. Investment Portfolio Detail	21
c. Corporate Bonds	22
d. Net Realized Gains (Losses) on Investments	23

Loss Reserves:
a. Analysis of Losses and LAE	24
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	25

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	26

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
September 30, 2008
(amounts in thousands, except per share amounts)

	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007

Assets
Investments	$3,562,033	3,425,356	3,215,266	3,371,348	$3,602,120
Cash, cash equivalents and short-term investments	696,660	953,059	1,169,762	1,090,155	805,132
Reinsurance premiums receivable	295,914	262,128	304,240	244,360	299,295
Accrued investment income	30,932	34,429	29,097	34,696	33,917
Reinsurance balances (prepaid and recoverable)	27,131	27,650	30,520	37,348	43,340
Deferred acquisition costs	58,731	62,237	68,084	70,508	82,602
Funds held by ceding companies	146,470	157,603	165,023	165,604	165,495
Other assets	87,502	66,342	61,664	64,731	168,279
Total assets	$4,905,373	4,988,804	5,043,656	5,078,750	$5,200,180

Liabilities
Unpaid losses and loss adjustment expenses	$2,460,185	2,352,116	2,410,227	2,361,038	$2,363,274
Unearned premiums	261,979	263,672	293,148	298,498	358,915
Debt obligations	250,000	250,000	250,000	250,000	292,840
Commissions payable	122,699	110,346	111,908	100,204	105,725
Other liabilities	38,118	44,078	49,265	70,633	75,740
Total liabilities	3,132,981	3,020,212	3,114,548	3,080,373	3,196,494

Total shareholders' equity	1,772,392	1,968,592	1,929,108	1,998,377	2,003,686

Total liabilities and shareholders' equity	$4,905,373	4,988,804	5,043,656	5,078,750	$5,200,180

Book value per common share (a)	$33.64	36.99	36.01	34.04	$32.09

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows: September 30, 2008 - 276,026; June 30, 2008 -50,732; March 31, 2008 - 50,732; December 31, 2007 - 55,910; September 30, 2007 - 62,053

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007

Revenue
Net premiums earned	$280,725	290,310	840,558	$871,076
Net investment income	48,043	54,283	144,037	160,666
Net realized losses on investments	(18,214)	(864)	(18,353)	(2,521)
Other expense	(1,686)	(659)	(5,892)	(3,645)
Total revenue	308,868	343,070	960,350	1,025,576

Expenses
Net losses and LAE	270,863	163,923	524,458	510,267
Net acquisition expenses	56,320	51,445	182,999	156,392
Other underwriting expenses	16,777	20,757	49,469	56,153
Corporate expenses	4,376	7,404	18,474	21,322
Net foreign currency exchange (gains) losses	6,134	(1,429)	3,263	(2,887)
Interest expense	4,752	5,457	14,253	16,368
Total expenses	359,222	247,557	792,916	757,615

Income (loss) before income tax expense (benefit)	(50,354)	95,513	167,434	267,961

Income tax expense (benefit)	(5,014)	4,210	5,246	13,175

Net income (loss)	(45,340)	91,303	162,188	254,786

Preferred dividends	2,602	2,602	7,806	7,806

Net income (loss) attributable to common shareholders	$(47,942)	88,701	154,382	$246,980

Basic
Weighted average common shares outstanding	48,260	58,946	49,606	59,572
Basic earnings (loss) per common share	$(0.99)	1.50	3.11	$4.15

Diluted
Adjusted weighted average common shares outstanding	48,260	66,710	57,276	67,294
Diluted earnings (loss) per common share	$(0.99)	1.37	2.83	$3.79

Comprehensive income (loss)
Net income (loss)	$(45,340)	91,303	162,188	$254,786
Other comprehensive income (loss), net of deferred taxes	(102,921)	23,719	(145,918)	178
Comprehensive income (loss)	$(148,261)	115,022	16,270	$254,964

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007

Revenue
Net premiums earned	$280,725	257,982	301,851	302,012	$290,310
Net investment income	48,043	46,932	49,062	53,556	54,283
Net realized gains (losses) on investments	(18,214)	(184)	45	(94)	(864)
Other income (expense)	(1,686)	(6,227)	2,021	(2,142)	(659)
Total revenue	308,868	298,503	352,979	353,332	343,070

Expenses
Net losses and LAE	270,863	93,392	160,203	145,220	163,923
Net acquisition expenses	56,320	66,137	60,542	63,938	51,445
Other underwriting expenses	16,777	16,991	15,701	18,159	20,757
Corporate expenses	4,376	8,109	5,989	7,959	7,404
Net foreign currency exchange (gains) losses	6,134	1,998	(4,869)	112	(1,429)
Interest expense	4,752	4,751	4,750	5,102	5,457
Total expenses	359,222	191,378	242,316	240,490	247,557

Income (loss) before income tax expense (benefit)	(50,354)	107,125	110,663	112,842	95,513

Income tax expense (benefit)	(5,014)	4,768	5,492	10,650	4,210

Net income (loss)	(45,340)	102,357	105,171	102,192	91,303

Preferred dividends	2,602	2,602	2,602	2,602	2,602

Net income (loss) attributable to common shareholders	$(47,942)	99,755	102,569	99,590	$88,701

Basic
Weighted average common shares outstanding	48,260	48,468	52,104	55,838	58,946
Basic earnings (loss) per common share	$(0.99)	2.06	1.97	1.78	$1.50

Diluted
Adjusted weighted average common shares outstanding	48,260	56,097	59,874	63,761	66,710
Diluted earnings (loss) per common share	$(0.99)	1.82	1.76	1.60	$1.37

Comprehensive income (loss)
Net income (loss)	$(45,340)	102,357	105,171	102,192	$91,303
Other comprehensive income (loss), net of deferred taxes	(102,921)	(38,876)	(4,121)	19,772	23,719
Comprehensive income (loss)	$(148,261)	63,481	101,050	121,964	$115,022

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007

Earnings
Basic
Net income (loss) attributable to common shareholders	$(47,942)	88,701	154,382	$246,980

Diluted
Net income (loss) attributable to common shareholders	(47,942)	88,701	154,382	246,980
Effect of dilutive securities:
Preferred share dividends	-	2,602	7,806	7,806

Adjusted net income (loss) for diluted earnings per share	$(47,942)	91,303	162,188	$254,786

Common Shares
Basic
Weighted average common shares outstanding	48,260	58,946	49,606	59,572

Diluted
Weighted average common shares outstanding	48,260	58,946	49,606	59,572
Effect of dilutive securities:
Conversion of preferred shares	-	5,053	4,996	5,223
Common share options	-	2,461	2,338	2,296
Restricted common shares and common share units	-	250	336	203

Adjusted weighted average common shares outstanding	48,260	66,710	57,276	67,294

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$(0.99)	1.50	3.11	$4.15

Diluted earnings (loss) per common share	$(0.99)	1.37	2.83	$3.79

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007

Earnings
Basic
Net income (loss) attributable to common shareholders	$(47,942)	99,755	102,569	99,590	$88,701

Diluted
Net income (loss) attributable to common shareholders	(47,942)	99,755	102,569	99,590	88,701
Effect of dilutive securities:
Preferred share dividends	-	2,602	2,602	2,602	2,602

Adjusted net income (loss) for diluted earnings per share	$(47,942)	102,357	105,171	102,192	$91,303

Common Shares
Basic
Weighted average common shares outstanding	48,260	48,468	52,104	55,838	58,946

Diluted
Weighted average common shares outstanding	48,260	48,468	52,104	55,838	58,946
Effect of dilutive securities:
Conversion of preferred shares	-	4,953	5,108	4,825	5,053
Common share options	-	2,351	2,364	2,817	2,461
Restricted common shares and common share units	-	325	298	281	250

Adjusted weighted average common shares outstanding	48,260	56,097	59,874	63,761	66,710

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$(0.99)	2.06	1.97	1.78	$1.50

Diluted earnings (loss) per common share	$(0.99)	1.82	1.76	1.60	$1.37

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
September 30, 2008

	Conversion		Conversion
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		($000)	(000)		Common Share

Total shareholders' equity as of September 30, 2008			$ 1,772,392
Equity from issuance of preferred shares			(167,509)
Book value per common share			$ 1,604,883	47,707	(a)	$ 33.64

Preferred shares:
Conversion of preferred shares to common shares	0.8424		167,509	4,844	(b)	0.08

Common share options:
The Travelers Companies, Inc.	27.00		-	1,294		(0.76)
Renaissance Re Holdings, Ltd.	27.00		-	539		(0.32)

Management and directors' options	29.15	(c)	60,509	2,076	(d)	(0.17)

Directors' and officers' restricted common share units			-	739		(0.43)

Fully converted book value per common share as of September 30, 2008			$ 1,832,901	57,199		$ 32.04

(a) As of September 30, 2008 there were 47,706,861 common shares issued and outstanding.  Included in this number were 276,026 of restricted common shares issued but unvested.
(b) On February 15, 2009, the mandatory conversion date of the preferred shares, each preferred share will automatically convert into a number of common shares based on the volume-weighted average price per common share for the 20 consecutive trading days ending on the third trading day prior to February 15, 2009.  The fully converted book value above has been calculated on this basis assuming a conversion date of September 30, 2008.  However, if any preferred shares are actually tendered for conversion prior to the mandatory conversion date, such shares will convert to common shares at a rate of 0.7874.  If the conversion rate of 0.7874  had been used above, the number of common shares issued in conversion would be 4,528,000.
(c) Weighted average strike price of options with a price below $35.48, the closing share price at September 30, 2008.
(d) Excludes 500,000 options with a strike price above $35.48, and a weighted average strike price of $36.00.

See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007

Net cash provided by operating activities	$51,061	130,349	260,206	$343,815

Net cash used in investing activities	(224,035)	(175,487)	(481,523)	(307,548)

Net cash used in financing activities	(51,453)	(105,807)	(254,281)	(116,389)

Net decrease in cash and cash equivalents	$(224,427)	(150,945)	(475,598)	$(80,122)

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007

Net cash provided by operating activities	$51,061	104,311	104,834	99,747	$130,349

Net cash provided by (used in) investing activities	(224,035)	(285,416)	27,928	377,730	(175,487)

Net cash used in financing activities	(51,453)	(28,131)	(174,697)	(172,728)	(105,807)

Net increase (decrease) in cash and cash equivalents	$(224,427)	(209,236)	(41,935)	304,749	$(150,945)

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2008				Three Months Ended September 30, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$167,136	106,826	5,180	$279,142	$142,549	141,214	8,369	$292,132

Net premiums earned	151,763	124,319	4,643	280,725	128,380	153,938	7,992	290,310

Net losses and LAE	183,759	86,057	1,047	270,863	43,396	110,365	10,162	163,923
Net acquisition expenses	23,691	29,191	3,438	56,320	18,549	33,403	(507)	51,445
Other underwriting expenses	11,543	4,948	286	16,777	12,086	8,304	367	20,757
Total underwriting expenses	218,993	120,196	4,771	343,960	74,031	152,072	10,022	236,125

Segment underwriting income (loss)	$(67,230)	4,123	(128)	(63,235)	$54,349	1,866	(2,030)	54,185

Net investment income				48,043				54,283
Net realized losses on investments				(18,214)				(864)
Net foreign currency exchange gains (losses)				(6,134)				1,429
Other expense				(1,686)				(659)
Corporate expenses not allocated to segments				(4,376)				(7,404)
Interest expense				(4,752)				(5,457)
Income (loss) before income tax expense (benefit)				$(50,354)				$95,513

GAAP underwriting ratios:
Loss and LAE	121.1%	69.2%	22.6%	96.5%	33.8%	71.7%	127.2%	56.5%
Acquisition expense	15.6%	23.5%	74.0%	20.1%	14.4%	21.7%	(6.3%)	17.7%
Other underwriting expense	7.6%	4.0%	6.2%	6.0%	9.4%	5.4%	4.6%	7.1%
Combined	144.3%	96.7%	102.8%	122.6%	57.6%	98.8%	125.5%	81.3%

Statutory underwriting ratios:
Loss and LAE	121.1%	69.2%	22.6%	96.5%	33.8%	71.7%	127.2%	56.5%
Acquisition expense	14.7%	23.4%	69.2%	19.0%	14.2%	21.9%	(5.0%)	17.4%
Other underwriting expense	6.9%	4.6%	5.5%	6.0%	8.5%	5.9%	4.4%	7.1%
Combined	142.7%	97.2%	97.3%	121.5%	56.5%	99.5%	126.6%	81.0%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2008				Nine Months Ended September 30, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$454,541	335,295	10,437	$800,273	$399,429	455,945	23,398	$878,772

Net premiums earned	446,869	385,059	8,630	840,558	373,226	471,802	26,048	871,076

Net losses and LAE	279,165	252,233	(6,940)	524,458	149,265	340,740	20,262	510,267
Net acquisition expenses	69,119	98,893	14,987	182,999	50,748	105,499	145	156,392
Other underwriting expenses	29,774	18,734	961	49,469	32,696	21,463	1,994	56,153
Total underwriting expenses	378,058	369,860	9,008	756,926	232,709	467,702	22,401	722,812

Segment underwriting income (loss)	$68,811	15,199	(378)	83,632	$140,517	4,100	3,647	148,264

Net investment income				144,037				160,666
Net realized losses on investments				(18,353)				(2,521)
Net foreign currency exchange gains (losses)				(3,263)				2,887
Other expense				(5,892)				(3,645)
Corporate expenses not allocated to segments				(18,474)				(21,322)
Interest expense				(14,253)				(16,368)
Income before income tax expense				$167,433				$267,961

GAAP underwriting ratios:
Loss and LAE	62.5%	65.5%	(80.4%)	62.4%	40.0%	72.2%	77.8%	58.6%
Acquisition expense	15.5%	25.7%	173.7%	21.8%	13.6%	22.4%	0.6%	18.0%
Other underwriting expense	6.7%	4.9%	11.1%	5.9%	8.8%	4.5%	7.7%	6.4%
Combined	84.7%	96.1%	104.4%	90.1%	62.4%	99.1%	86.1%	83.0%

Statutory underwriting ratios:
Loss and LAE	62.5%	65.5%	(80.4%)	62.4%	40.0%	72.2%	77.8%	58.6%
Acquisition expense	15.2%	25.9%	148.4%	21.4%	13.7%	22.1%	2.2%	17.8%
Other underwriting expense	6.6%	5.6%	9.2%	6.2%	8.2%	4.7%	8.5%	6.4%
Combined	84.3%	97.0%	77.2%	90.0%	61.9%	99.0%	88.5%	82.8%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007

Net premiums written	$167,136	118,588	168,817	105,581	$142,549

Net premiums earned	151,763	141,716	153,390	129,065	128,380

Net losses and LAE	183,759	33,367	62,039	46,133	43,396
Net acquisition expenses	23,691	24,774	20,654	17,603	18,549
Other underwriting expenses	11,543	9,635	8,596	9,726	12,086
Total underwriting expenses	218,993	67,776	91,289	73,462	74,031

Segment underwriting income (loss)	$(67,230)	73,940	62,101	55,603	$54,349

GAAP underwriting ratios:
Loss and LAE	121.1%	23.5%	40.4%	35.7%	33.8%
Acquisition expense	15.6%	17.5%	13.5%	13.6%	14.4%
Other underwriting expense	7.6%	6.8%	5.6%	7.5%	9.4%
Combined	144.3%	47.8%	59.5%	56.8%	57.6%

Statutory underwriting ratios:
Loss and LAE	121.1%	23.5%	40.4%	35.7%	33.8%
Acquisition expense	14.7%	18.7%	13.2%	13.4%	14.2%
Other underwriting expense	6.9%	8.1%	5.1%	9.2%	8.5%
Combined	142.7%	50.3%	58.7%	58.3%	56.5%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007

Net premiums written	$106,826	102,893	125,576	128,660	$141,214

Net premiums earned	124,319	113,245	147,495	166,054	153,938

Net losses and LAE	86,057	66,783	99,393	103,961	110,365
Net acquisition expenses	29,191	32,214	37,488	40,470	33,403
Other underwriting expenses	4,948	6,991	6,795	7,731	8,304
Total underwriting expenses	120,196	105,988	143,676	152,162	152,072

Segment underwriting income	$4,123	7,257	3,819	13,892	$1,866

GAAP underwriting ratios:
Loss and LAE	69.2%	59.0%	67.4%	62.6%	71.7%
Acquisition expense	23.5%	28.4%	25.4%	24.4%	21.7%
Other underwriting expense	4.0%	6.2%	4.6%	4.7%	5.4%
Combined	96.7%	93.6%	97.4%	91.7%	98.8%

Statutory underwriting ratios:
Loss and LAE	69.2%	59.0%	67.4%	62.6%	71.7%
Acquisition expense	23.4%	28.0%	26.2%	24.7%	21.9%
Other underwriting expense	4.6%	6.8%	5.4%	6.0%	5.9%
Combined	97.2%	93.8%	99.0%	93.3%	99.5%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007

Net premiums written	$5,180	3,379	1,878	6,794	$8,369

Net premiums earned	4,643	3,021	966	6,893	7,992

Net losses and LAE	1,047	(6,758)	(1,229)	(4,874)	10,162
Net acquisition expenses	3,438	9,149	2,400	5,865	(507)
Other underwriting expenses	286	365	310	702	367
Total underwriting expenses	4,771	2,756	1,481	1,693	10,022

Segment underwriting income (loss)	$(128)	265	(515)	5,200	$(2,030)

GAAP underwriting ratios:
Loss and LAE	22.6%	(223.7%)	(127.2%)	(70.7%)	127.2%
Acquisition expense	74.0%	302.8%	248.4%	85.1%	(6.3%)
Other underwriting expense	6.2%	12.1%	32.1%	10.2%	4.6%
Combined	102.8%	91.2%	153.3%	24.6%	125.5%

Statutory underwriting ratios:
Loss and LAE	22.6%	(223.7%)	(127.2%)	(70.7%)	127.2%
Acquisition expense	69.2%	274.1%	140.7%	86.0%	(5.0%)
Other underwriting expense	5.5%	10.8%	16.5%	10.3%	4.4%
Combined	97.3%	61.2%	30.0%	25.6%	126.6%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007

Property and Marine
Excess-of-loss	$132,645	121,607	336,603	$341,493
Proportional	34,491	20,942	117,938	57,936
Subtotal Property and Marine	167,136	142,549	454,541	399,429
Casualty
Excess-of-loss	95,144	123,226	295,376	405,945
Proportional	11,682	17,988	39,919	50,000
Subtotal Casualty	106,826	141,214	335,295	455,945
Finite Risk
Excess-of-loss	403	6,868	973	19,275
Proportional	4,777	1,501	9,464	4,123
Subtotal Finite Risk	5,180	8,369	10,437	23,398
Combined Segments
Excess-of-loss	228,192	251,701	632,952	766,713
Proportional	50,950	40,431	167,321	112,059
Total	$279,142	292,132	800,273	$878,772

	Three Months Ended		Nine Months Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007
Property and Marine
United States	$106,654	81,794	281,844	$228,107
International	60,482	60,755	172,697	171,322
Subtotal Property and Marine	167,136	142,549	454,541	399,429
Casualty
United States	94,209	123,033	288,523	395,640
International	12,617	18,181	46,772	60,305
Subtotal Casualty	106,826	141,214	335,295	455,945
Finite Risk
United States	4,172	8,369	9,204	23,138
International	1,008	-	1,233	260
Subtotal Finite Risk	5,180	8,369	10,437	23,398
Combined Segments
United States	205,035	213,196	579,571	646,885
International	74,107	78,936	220,702	231,887
Total	$279,142	292,132	800,273	$878,772

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended September 30, 2008			Three Months Ended September 30, 2007
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$5,342	5,342	5,829	7,437	7,437	$7,453
North American Property Catastrophe	62,163	55,959	48,174	47,872	45,169	40,626
North American Property Risk	22,524	19,146	19,545	23,598	21,636	20,703
Other Property	26,588	26,588	26,643	7,935	7,935	7,852
Marine / Aviation Proportional	2,217	2,217	2,582	1,797	1,797	1,358
Marine / Aviation Excess	6,937	6,930	7,732	6,851	6,828	7,176
International Property Proportional	10,713	10,713	10,580	10,305	10,305	12,208
International Property Catastrophe	35,418	35,466	25,979	35,910	36,199	26,181
International Property Risk	4,775	4,775	4,699	5,243	5,243	4,823
Subtotal	176,677	167,136	151,763	146,948	142,549	128,380

Casualty
Clash	5,413	5,413	5,537	6,348	6,348	6,718
1st Dollar GL	4,225	4,225	5,886	7,934	7,934	8,243
1st Dollar Other	1,382	1,382	1,348	394	394	891
Casualty Excess	75,064	75,063	88,293	97,532	97,533	104,714
Accident & Health	6,122	6,122	5,441	8,931	8,931	11,773
International Casualty	7,864	7,864	8,845	10,083	10,083	11,923
International Motor	1,131	1,132	1,010	1,197	1,196	1,078
Financial Lines	5,625	5,625	7,959	8,795	8,795	8,598
Subtotal	106,826	106,826	124,319	141,214	141,214	153,938

Finite Risk
Finite Property	982	982	982	(4)	(3)	(3)
Finite Casualty	4,198	4,198	3,661	8,372	8,372	7,995
Finite Accident & Health	-	-	-	-	-	-
Subtotal	5,180	5,180	4,643	8,368	8,369	7,992

Total	$288,683	279,142	280,725	296,530	292,132	$290,310

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Nine Month Summary
($ in thousands)

	Nine Months Ended September 30, 2008			Nine Months Ended September 30, 2007
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$12,474	12,474	14,578	21,747	21,747	$21,397
North American Property Catastrophe	136,073	122,184	117,482	124,005	112,992	105,692
North American Property Risk	66,914	59,964	62,751	68,833	63,643	60,393
Other Property	88,301	88,301	88,054	30,851	30,851	29,302
Marine / Aviation Proportional	8,865	8,865	9,127	8,144	8,144	3,952
Marine / Aviation Excess	26,981	26,968	27,774	25,428	25,305	25,175
International Property Proportional	30,481	30,481	30,162	29,480	29,480	31,633
International Property Catastrophe	92,621	90,415	83,149	91,988	91,067	80,196
International Property Risk	14,889	14,889	13,792	16,200	16,200	15,486
Subtotal	477,599	454,541	446,869	416,676	399,429	373,226

Casualty
Clash	16,252	16,252	16,453	18,703	18,703	18,725
1st Dollar GL	14,160	14,160	16,619	14,051	14,051	20,910
1st Dollar Other	3,579	3,579	3,345	1,948	1,948	3,174
Casualty Excess	229,194	229,193	270,581	315,454	315,454	328,014
Accident & Health	19,258	19,258	21,134	38,273	38,219	35,870
International Casualty	30,154	30,154	29,605	34,737	34,737	35,690
International Motor	2,657	2,691	2,570	3,200	3,203	3,124
Financial Lines	20,008	20,008	24,752	29,630	29,630	26,295
Subtotal	335,262	335,295	385,059	455,996	455,945	471,802

Finite Risk
Finite Property	931	931	931	(1,742)	201	201
Finite Casualty	9,506	9,506	7,699	23,197	23,197	25,847
Finite Accident & Health	-	-	-	-	-	-
Subtotal	10,437	10,437	8,630	21,455	23,398	26,048

Total	$823,298	800,273	840,558	894,127	878,772	$871,076

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007

Key Ratios

Combined ratio (%)	122.6%	68.4%	78.4%	75.3%	81.3%
Invested assets to shareholders' equity ratio	2.4:1	2.22:1	2.27:1	2.23:1	2.20:1
Debt to total capital (%)	12.4%	11.3%	11.5%	11.1%	12.8%
Net premiums written (annualized) to shareholders' equity	0.63	0.46	0.61	0.48	0.58

Share Data
Book value per common share (a)	$33.64	$36.99	$36.01	$34.04	$32.09
Common shares outstanding (000's)	47,707	48,689	48,924	53,780	57,211

Market Price Per Common Share
High	$38.76	$37.00	$36.60	$38.07	$36.39
Low	31.02	32.58	31.70	33.90	31.02
Close	$35.48	$32.61	$32.46	$35.56	$35.96

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	151	150	155	154	155

See Note on Non-GAAP Financial Measures on page 1.

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows: September 30, 2008 - 276,026; June 30, 2008 -50,732; March 31, 2008 - 50,732; December 31, 2007 - 55,910; September 30, 2007 - 62,053

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	September 30, 2008			December 31, 2007
			Weighted Average			Weighted Average
		Weighted Average	Market Yield		Weighted Average	Market Yield
	Fair Value	Book Yield	to Maturity	Fair Value	Book Yield	to Maturity

Securities
U.S. Government	$483,855	2.7%	2.9%	$96,753	4.6%	3.7%
U.S. Government agencies	355,781	4.7%	4.3%	579,765	5.1%	4.5%
Corporate bonds	689,213	5.0%	6.8%	839,468	4.6%	5.3%
Mortgage-backed and asset-backed securities	1,458,143	5.3%	6.5%	1,388,242	5.2%	5.3%
Municipal bonds	356,428	3.8%	3.9%	282,961	3.3%	3.4%
Foreign governments and states	215,526	4.4%	4.2%	174,552	4.2%	6.7%
Total Fixed Maturities	3,558,946	4.6%	5.4%	3,361,741	4.8%	5.0%
Preferred Stocks	3,087	18.1%	18.1%	9,607	6.8%	8.7%
Total	$3,562,033	4.6%	5.4%	$3,371,348	4.8%	5.0%

	September 30, 2008			December 31, 2007
	Amount	% of Total		Amount	% of Total
Credit Quality of Investment Grades**
Aaa	$2,524,764	70.9%		$2,347,539	69.6%
Aa	511,443	14.3%		503,698	14.9%
A	402,076	11.3%		393,104	11.7%
Baa	123,750	3.5%		127,007	3.8%
Total	$3,562,033	100.0%		$3,371,348	100.0%

Credit Quality
Weighted average credit quality	Aa1			Aa1

* U.S. Government agencies principally comprised of securities issued by Federal Home Loan Banks, Federal National Mortgage Association,
and Federal Home Loan Mortgage Corporation
** Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Investment Portfolio Detail
($ in thousands)

	September 30, 2008
		Unrealized	Credit		Weighted
	Fair Value	Gain (Loss)	Quality	Duration	Average Life

Securities
U.S. Government	$483,855	(5,389)	Aaa	4.7
U.S. Government agencies	355,781	(1,279)	Aaa	2.0
Corporate bonds	689,213	(54,136)	A1	3.5
Mortgage-backed and asset-backed securities	1,458,143	(117,523)	Aaa	3.6
Municipal bonds	356,428	(5,039)	Aa2	4.4
Foreign governments and states	215,526	377	Aa1	2.3
Total Fixed Maturities	3,558,946	(182,989)	Aa1	3.6
Preferred Stocks	3,087	-	A1	5.9
Total	$3,562,033	(182,989)	Aa1	3.6

Corporate bonds
Industrial	$385,315	(11,069)	A2	3.0
Finance	162,761	(28,879)	Aa3	3.8
Utilities	48,614	(1,731)	A2	4.1
Insurance	53,113	(2,506)	Aa3	3.0
Preferreds with maturity date	25,008	(7,837)	A1	8.7
Hybrid trust preferreds	14,402	(2,114)	A1	3.9
Total	$689,213	(54,136)	A1	3.5

Mortgage-backed and asset-backed securities
U.S. Government agency residential mortgage-backed securities	$721,800	(886)	Aaa	3.7	5.3
Commercial mortgage-backed securities	420,910	(49,826)	Aaa	4.1	5.2
Asset-backed securities	153,954	(2,523)	Aaa	0.8	2.3
Non-agency residential mortgage-backed securities	125,730	(36,774)	Aaa	4.9	6.8
Sub-prime asset-backed securities	23,394	(18,729)	Aa3	0.7	7.5
Alt-A residential mortgage-backed securities	12,355	(8,785)	Aa3	2.0	4.7
Total	$1,458,143	(117,523)	Aaa	3.6	5.1

Platinum Underwriters Holdings, Ltd.
Corporate Bonds
($ in thousands)

	September 30, 2008
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality

Finance
Wachovia Corporation	$25,250	20,362	(4,866)	A1
General Electric Company	23,775	21,232	(3,124)	Aaa
Morgan Stanley	15,350	10,677	(4,641)	A1
JP Morgan Chase & Co.	13,300	12,413	(751)	Aa3
Credit Suisse Group AG	11,310	11,480	(488)	Aa1
American Express Company	11,025	10,095	(1,015)	Aa3
Merrill Lynch & Co., Inc.	10,500	9,770	(800)	A2
BB&T Corporation	10,000	7,500	(2,535)	A1
Marshall & Ilsley Corporation	9,250	7,425	(1,810)	Aa3
The Bank of New York Mellon Corporation	8,465	8,019	(470)	Aa3
Citigroup Inc.	8,000	6,445	(1,438)	Aa3
The Goldman Sachs Group, Inc.	7,800	7,030	(765)	Aa3
CIT Group Inc.	6,392	4,210	(2,107)	Baa1
Lehman Brothers Holdings Inc.	5,810	744	-	B3
Bank of America Corporation	5,055	3,734	(1,285)	Aa3
Sub-total	171,282	141,136	(26,095)	Aa3
Other	22,366	21,625	(2,784)	Aa3
Total	$193,648	162,761	(28,879)	Aa3

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007

Net Realized Capital Gains (Losses)
Subsidiary domiciled in Bermuda	(13,571)	(1,293)	(13,739)	(1,752)
Subsidiaries domiciled in the United States	$(4,643)	(114)	(4,614)	$(217)
Subsidiary domiciled in the United Kingdom	-	543	-	(552)
Total	$(18,214)	(864)	(18,353)	$(2,521)

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Nine Months Ended September 30, 2008 (a)				Twelve Months Ended December 31, 2007 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and LAE	$413,518	8,883	$404,635	77.2%	$667,180	15,167	$652,013	99.5%
Change in unpaid losses and LAE	110,615	(9,208)	119,823		(20,188)	(23,662)	3,474
Losses and LAE incurred	$524,133	(325)	$524,458		$646,992	(8,495)	$655,487

	Analysis of Unpaid Losses and LAE
	As of September 30, 2008				As of December 31, 2007
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and LAE	$650,885	7,416	$643,469	26.3%	$660,584	13,745	$646,839	27.6%
Incurred but not reported	1,809,300	2,220	1,807,080	73.7%	1,700,454	5,108	1,695,346	72.4%
Unpaid losses and LAE	$2,460,185	9,636	$2,450,549	100.0%	$2,361,038	18,853	$2,342,185	100.0%

(a) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $ 11,468 and $ 8, respectively

(b) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $12,743 and $259, respectively

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended September 30, 2008				Three Months Ended September 30, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$15,110	12,538	1,260	28,908	10,822	(896)	(2,464)	$7,462
Net premium adjustments related to prior years' losses	496	490	-	986	-	-	-	-
Net commission adjustments related to prior years' losses	(2,054)	670	(2,227)	(3,611)	(1,540)	2,968	1,054	2,482
Net favorable (unfavorable) development	13,552	13,698	(967)	26,283	9,282	2,072	(1,410)	9,944

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	7,040	(69)	-	6,971	3,075	(58)	-	3,017
Net premium adjustments related to prior years' losses	(1,223)	-	-	(1,223)	455	-	-	455
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	5,817	(69)	-	5,748	3,530	(58)	-	3,472

Total net favorable (unfavorable) development	$19,369	13,629	(967)	32,031	12,812	2,014	(1,410)	$13,416

	Nine Months Ended September 30, 2008				Nine Months Ended September 30, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$44,638	40,286	11,958	96,882	23,799	2,511	2,762	$29,072
Net premium adjustments related to prior years' losses	9,112	982	6	10,100	-	-	-	-
Net commission adjustments related to prior years' losses	(5,099)	(4,742)	(12,725)	(22,566)	(1,075)	4,551	(1,248)	2,228
Net favorable (unfavorable) development	48,651	36,526	(761)	84,416	22,724	7,062	1,514	31,300

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	15,600	(162)	-	15,438	17,049	(35)	1,585	18,599
Net premium adjustments related to prior years' losses	(1,542)	-	-	(1,542)	(504)	-	109	(395)
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	14,058	(162)	-	13,896	16,545	(35)	1,694	18,204

Total net favorable (unfavorable) development	$62,709	36,364	(761)	98,312	39,269	7,027	3,208	$49,504

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of September 30, 2008
($ in millions)

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$205		172	429	347	496	$418
United States	Earthquake	107		96	332	290	424	392
Pan-European	Windstorm	165		159	350	309	409	367
Japan	Earthquake	15		15	122	122	254	254
Japan	Typhoon	$5		5	73	73	105	$105

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$13	-	43
Category 4 U.S. / Caribbean Hurricane		22	-	107
Magnitude 6.9 California Earthquake		1	-	20
Magnitude 7.5 California Earthquake		$4	-	90

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.